THRIVENT MUTUAL FUNDS

Supplement to Prospectuses
Dated February 28 and June 30, 2005

Effective January 1, 2006, the section titled "Investment Adviser" is amended to state that Thrivent Asset Management, LLC. ("Thrivent Asset Mgt."), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for each of the Funds. No shareholder vote is required for this change. Thrivent Asset Mgt. is a newly-formed affiliate of Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), and like Thrivent Investment Mgt., is a wholly-owned indirect subsidiary of Thrivent Financial for Lutherans. Thrivent Asset Mgt. will provide the Funds with the same investment advisory services using the same investment personnel as previously provided by Thrivent Investment Mgt. There will be no change in the Funds' investment management fees as a result of this change.

The date of this Supplement is December 15, 2005.

Please include this Supplement with your Prospectus.